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Exhibit 99.1

WRITTEN STATEMENT OF WILLIAM J. HANNIGAN

        On this day, Sabre Holdings Corporation (the "Company") filed with the Securities and Exchange Commission a Quarterly Report on Form 10-Q for the period ending June 30, 2002 (the "Report"). This written statement accompanied the Report.

        I, William J. Hannigan, the Chief Executive Officer of the Company, hereby certify that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. Hannigan

William J. Hannigan
Chairman and Chief Executive Officer
August 14, 2002

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WRITTEN STATEMENT OF WILLIAM J. HANNIGAN